© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President &
Chief Financial Officer
Goldman Sachs Financial Services Conference
New York City
December 10, 2008
NORTHERN TRUST
CORPORATION
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Northern Trust Corporation Strategic Positioning Significant Expertise Financial Strength

Integrity Expertise Service

Client-centric and Highly Focused Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds

Integrity Expertise Service

Operating in Businesses with Attractive Demographics
Personal
Financial
Services
Corporate &
Institutional
Services
Total Market: $161 Trillion
(1)
Total Assets Under Custody
Worldwide: $90 Trillion
(2)
(1) McKinsey & Company – Mapping the Global Capital Market, Fourth Annual Report, January 2008;
Excludes $6 trillion of South American assets
(2) YE 2007 competitor earnings releases & The Greensted Report, Fall 2007 – Top 10 custodianS
North America
$60 Trillion
Europe,
Middle East & Africa
Asia Pacific
$60 Trillion
$41 Trillion
Projected Annual
Household Growth Rates
(3)
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
(3) Source: Claritas

Integrity Expertise Service

C&IS: Full Array of Capabilities
Customized solutions meet the needs of sophisticated
institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

Integrated approach and comprehensive capabilities
holistically address clients’ needs.
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Transition Wealth
Plan for Special Assets
Creating a Legacy
Reinforce Family Values
Establish a Charitable
Giving Tradition
PFS: Holistic Financial View and Expertise
250+ Trust Professionals
Full Service in Local Markets
225+ Portfolio Managers 375+ Banking Professionals
National Practices
Credit Policy
Family Business Management
Financial Consulting
Investment Research
Investment Policy
Marketing
Minerals Management
Real Estate Management
Single Stock Solutions
Tax Services
Grow Assets
Manage Risk
Tax Liability Management
Liquidity Management

Integrity Expertise Service

NTGI: Diversified, World Class Investment Manager
$652.4 Billion
Assets Under Management as of September 30, 2008
A Diversified Asset Manager
$369 Billion
(57%)
Active
$249 Billion
(38%)
Quantitative
$34 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$511 Billion
Institutional
$141 Billion
Personal
Across Styles
Equities
$247 Billion
(38%)
Fixed Income
$95 Billion
(14%)
Short
Duration
$298 Billion
(46%)
Other
$12 Billion
(2%)

© 2008 Northern Trust Corporation Service Expertise Integrity Financial Strength

Integrity Expertise Service

Consistently Strong and Conservative Financial Condition
90% of Northern Trust’s total
securities portfolio composed
of triple-A rated securities
86% of Asset-Backed
Securities rated triple-A
Exposure to subprime Asset-
Backed securities relative to
the overall portfolio minimal at
less than 3%
62% of subprime Asset-
Backed Securities rated
triple-A
Total gross unrealized losses
on Available for Sale
securities portfolio of only
$200 million
High Quality, Short Duration
Securities Portfolio
Relationship-based lending
practices
Nonperforming assets
represented only 0.21% of total
outstanding loans, as compared
to a peer group* average of
1.97%
Nonperforming loans covered
3.2x by current credit loss
reserves, as compared to a
peer group* average of 1.1x
Northern Trust does not:
Underwrite mortgage loans to
sub-prime borrowers
Lend directly to hedge funds
Provide bridge financing to
private equity deals
Offer an off-balance sheet
commercial paper conduit for
client liquidity
Diversified, High Quality
Loan Portfolio
All data is as of September 30, 2008.       *Top 20 U.S. banks in terms of balance sheet assets.
Consistently Outstanding
Capital Strength
Northern Trust Corporation
Tier 1 Capital Ratio 9.2%
Well Capitalized Guideline 6.0%
Total Risk-Based Ratio 11.4%
Well Capitalized Guideline 10.0%
Leverage Ratio 6.6%
Well Capitalized Guideline 5.0%
$3.9
$4.9
$2.1
$3.3
$3.1
$2.9
$2.7
$3.6
$4.5
$2.3
1999 2000 2001 2002 2003 2004 2005 2006 2007 3Q08
COMMON EQUITY
CAGR: +10%
($ Billions)

Integrity Expertise Service

Concluding Thoughts
Focused and Conservative Strategy
Attractive Demographic Markets
Significant Expertise
Organic Growth
Consistent Leadership and Philosophy
Northern Trust’s Business Model

© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President &
Chief Financial Officer
Goldman Sachs Financial Services Conference
New York City
December 10, 2008
NORTHERN TRUST
CORPORATION